UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
      Date of Report (Date of earliest event reported): NOVEMBER 1, 2004

                     Eye Span Entertainment Network, INC.

              (Exact name of Registrant as specified in charter)

      NEVADA                     000-000000                20-0409147
(State or other jurisdiction   (Commission File Number) (IRS Employer
  of incorporation)                                     Identification
							   Number)


                             41 North Mojave Road
                            Las Vegas, Nevada 89101
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (702) 651-9100
                                NOT APPLICABLE
         (Former name or former address, if changed since last report)


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION
Not applicable.

(C) EXHIBITS


ITEM 8.01. OTHER EVENTS

EYE SPAN Entertainment NETWORK, Inc. Assets Purchased Agreement with ValCom, Inc. enter February 21, 2004 has been terminated as of September 15, 2004.



                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2004    Eye Span Entertainment Network, INC.
                          By: /s/ Ronald Foster
                           ----------------------------
                              Ronald Foster
                             President and Chief Executive Officer




Ex 1

                          TERMINATION AGREEMENT

      This Termination Agreement (this "Termination Agreement"), dated as of September 15, 2004, is made and entered into by and between Eye Span Entertainment Network, Inc., ("ESEN"), with offices located at 41 North Mojave Road, Las Vegas, Nevada, USA 89101 and ValCom, Inc. ("VACM"), a Delaware Corporation whose address is 28309 Avenue Crocker, Valencia, California 91355 (each a "Party" and collectively the "Parties").

RECITAL:

WHEREAS ESEN entered into a Purchase Agreement with VACM as of the 21st of February, 2004 ("Original Agreement") to purchase certain assets of VACM as set forth;

WHEREAS as a condition of 8.2 of the purchase agreement, the Parties have agreed to terminate the purchase agreement aforementioned;

NOW, THEREFORE, in consideration of the terms and conditions set forth in this Termination Agreement and the receipt and sufficiency of which is hereby acknowledged, ESEN and VACM hereby agree to terminate the Agreement and release each other from their respective obligations in accordance with the following terms and conditions:


1. TERMINATION. Upon signing of this Agreement, ESEN and ValCom hereby agree to terminate the Agreement. The Parties acknowledge and agree that this Termination Agreement shall become effective immediately after the Parties execution of this Termination Agreement ("Termination Effective Date"). The Agreement is being Termination per item 8.2 of the agreement as indicated below.
(8.2. FINAL DEADLINE FOR CLOSING. If the Closing Date has not occurred on or before the date that is thirty (30) days after the date of this Agreement, then this Agreement may be terminated by either Buyer or Seller by the giving of written notice to the other party so long as the terminating party is not then in material breach hereunder. Except as otherwise expressly permitted under this Agreement, this Agreement shall not be terminated.)

2. SURVIVAL. This Termination Agreement shall be subject to survival of those terms expressly identified for survival in the Original Agreement.

3. RELEASE. Effective upon the Termination Effective Date, each Party releases and forever discharges the other Party and all of its stockholders, employees, agents, successors, assignees, legal representatives, affiliates, directors and officers from and against any and all actions, claims, suits, demands, payment obligations or other obligations or liabilities of any nature whatsoever, whether known or unknown, which such Party or any of its stockholders, employees, agents, successors, assignees, legal representatives, affiliates, directors or officers have had, now have or may in the future have arising out of (or in connection with) the Original Agreement (collectively, "Claims").

Each of the parties hereto acknowledges that there is a possibility that subsequent to the execution of this Termination Agreement, it will discover facts or incur or suffer claims that were unknown or unsuspected at the time this Termination Agreement was executed, and which if known by it at that time may have materially affected its decision to execute this Termination Agreement. Each of the Parties hereto acknowledges and agrees that by reason of this Termination Agreement, and its release set forth above, it is assuming any risk of such unknown facts and such unknown and unsuspected claims.


4.   MUTUAL REPRESENTATIONS AND WARRANTIES.

Each of the parties represents and warrants as follows:

               (a) It has read this Termination Agreement and understands the contents hereof and that it has made such an investigation of the facts pertinent to this Termination Agreement and of all the matters pertaining thereto as it deemed necessary;

               (b) No Claim has been assigned, granted or transferred in any manner to any person.

5.   GENERAL PROVISIONS.

5.1 Further Assurances. Each Party shall take such further action (including, but not limited to, the execution, acknowledgment and delivery of documents or other tangible items in such Party's possession) as may reasonably be requested by the other Party in order to facilitate the implementation and performance of this Termination Agreement.

5.2 Confidentiality. Neither Party shall disclose the existence of this Termination Agreement nor the terms hereof without the prior approval of the other party, nor publish or release any press release, promotional materials or other public statement regarding or referencing the other party except: (i) as may be required by law, regulation, or court order, or rules or regulations of any securities exchange; (ii) in the case of confidential disclosures on a need to know basis to employees, consultants, counsel, accountants, investors or other professional advisers of the Party and its affiliates; or (iii) in connection with required tax and accounting disclosures.

5.3 Entire Agreement. This Termination Agreement is the entire agreement between the Parties regarding the subject matter contained herein. It supersedes, and its terms govern, all prior proposals, agreements, or other communications between the Parties, oral or written, regarding the subject matter contained herein. This Termination Agreement shall not be modified or amended unless done so in a writing signed by authorized representatives of both Parties.

5.4 Applicable Law. This Termination Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of Nevada. Each Party irrevocably consents to the jurisdiction of the courts of the Nevada, in connection with any action to enforce the provisions of this Termination Agreement or arising under or by reason of this Termination Agreement.

5.5 Assignment. Neither Party shall assign this Termination Agreement or any right, interest or benefit under this Termination Agreement without the prior written consent of the other Party; provided that, assignment by a Party to a successor by way of merger, consolidation or sale of all or substantially all of such Party's stock or assets shall not require the consent of the other Party.

Subject to the foregoing, this Termination Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

5.6 Construction. In the event that any provision of this Termination Agreement conflicts with the law under which this Termination Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Termination Agreement, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and the remainder of this Termination Agreement shall remain in full force and effect.

5.7 Counterparts. This Termination Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

5.8 Disclaimer of Liability. Nothing in this Termination Agreement or any related document shall be construed as an express or implied admission or acknowledgement by any Party of any liability to any other party or to any other person, all such liability being expressly denied.

5.9 Forbearance of Suit. Subject to Section 3 above, each of the Parties hereto agrees that it will forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action or other proceeding of any kind whatsoever, by way of action, defences, set-off, cross-complaint or counterclaim, against the other party(s) hereto based on, arising out of, or in connection with any Claim, which is released and discharged by reason of the execution and delivery of this Termination Agreement, except for actions commenced to enforce any rights conferred in this Termination Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Termination Agreement as of the date first above written.



Eye Span Entertainment Network, Inc.
A Nevada Corporation

/s/ Ronald Foster
________________________
 Ronald Foster, President


ValCom, Inc.
A Delaware Corporation


/s/ Vince Vellardita
________________________
Vince Vellardita, President